Exhibit 10.2.2
Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 64 (CA)		October 1, 2007
SOW:	☐No
☑Yes
STATEMENT OF WORK
FOR
IMPLEMENTATION OF CHANGE ORDER NANC 323 IN THE CANADIAN SERVICE AREA
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 64 (CA)		October 1, 2007
SOW:	☐No
☑Yes
STATEMENT OF WORK
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
Implementation of Change Order NANC 323 in the Canadian Service Area
1. PARTIES
This Statement of Work (this “SOW”) is entered into pursuant to Article 13 and Article 30 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System (the “Master Agreement”) by and between NeuStar, Inc., a Delaware corporation (“Contractor”) and the Canadian LNP Consortium Inc., a corporation incorporated under the laws of Canada (the “Customer”).
2. EFFECTIVENESS
This SOW shall be effective as of the 1st day of October, 2007 (the “SOW Effective Date”) only upon execution of this SOW by Contractor and Customer. The number in the upper left-hand corner refers to this SOW. Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.
3. ADDITIONAL SERVICES
     3.1 Additional Services
Contractor shall perform the Additional Services set forth herein. The Additional Services under this SOW consist exclusively of the work set forth herein, including without limitation the software development work described in Section 3.2 below (“Software Development Work”), and the work necessary to implement the change order (the “Change Order”) set forth below in Section 3.3, which Change Order Contractor originally incorporated in Release 3.2 of the NPAC/SMS Software (“Release 3.2”) and which Software Development Work Contractor has already performed under this previous software release, and which Change Order currently is implemented in Release 3.3 of the NPAC/SMS Software (“Release 3.3”). The Additional Services under this SOW are an Enhancement to the NPAC/SMS Software as defined in the Master Agreement. Customer and Canadian Users shall not be entitled to access to or use of chargeable change order functionality in Release 3.3 that is not or has not previously been purchased under a Statement of Work, including this SOW, or that is not or has not

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 64 (CA)		October 1, 2007
SOW:	☐No
☑Yes
otherwise been made available by Contractor to Customer and Canadian Users, including, for greater certainty, Embedded Functionalities (as defined in SOW 55(CA).
     3.2 Software Development Work
The Software Development Work includes the following activities already performed for other customers of Contractor as of the SOW Effective Date: NPAC/SMS requirements definition; NPAC/SMS system design; NPAC/SMS code and unit test; NPAC/SMS system integration test; NPAC/SMS system and regression test; program management; quality assurance; configuration control and documentation management.
     3.3 Change Order
Contractor shall implement and provide to Customer, in accordance with Article 5 herein, the functionality of the North American Numbering Council (NANC) Change Order set forth below.
NANC 323 — Partial Migration of a SPID via Mass Update
Currently the NPAC does not have the ability to broadcast a mass update on SPID. However, Service Providers need to change the SPID on ported telephone numbers. Examples resulting in this need include mergers, service area trading, and data system consolidations. In order to make a SPID change for given ported telephone numbers, the current NPAC operation requires each involved active-like ported telephone number to be deleted, and each involved pending subscription to be cancelled resulting in a large coordination effort among service providers. Coordination with all service providers utilizing the NPA/NXX is required to facilitate the SPID change. During the transition period, call routing will be affected and customer service is impacted. Once these actions have been taken and the new network data updated at NPAC, the active-like and pending ported telephone numbers information must be re-created. This procedure causes the customer to be out of service during the process and also increases the porting traffic over the interface. This Change Order allows the NPAC to perform a Mass Update of SPID for criteria-based network data and subordinate subscription data. This change order provides this functionality without affecting the customer while reducing porting traffic over the interface.
     3.4 Acceptance
If not accepted sooner by Customer, the Additional Services shall be deemed to have been accepted (“Acceptance”) upon the absence of Critical Defects (as defined herein) in the Change Order functionality implemented hereunder as of thirty (30) days after the SOW Completion Date. For purposes of this Section 3.4, a “Critical Defect” shall mean

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 64 (CA)		October 1, 2007
SOW:	☐No
☑Yes
any functional defect in the Canadian NPAC/SMS that prevents one or more Users from performing a create, activate, modify, or delete of a ported number record. The Critical Defect must be reproducible by Customer and Contractor, and one for which no acceptable alternative functionality can be identified.
4. OUT OF SCOPE SERVICES
This SOW contains the agreed upon terms and conditions that shall govern Contractor’s performance of the Additional Services described herein. The Additional Services provided for in this SOW shall not be interpreted, implied, or assumed to include any other service(s) (hereinafter “Out of Scope Services"), which Out of Scope Services shall be provided in accordance with the Master Agreement and, specifically, Article 13, Additional Services.
5. PROJECT PHASES
There are no project phases for this SOW. NeuStar shall implement the Enhancement in Canada during the Canadian NPAC/SMS maintenance window on March 16, 2008 (the “SOW Completion Date”); provided, however, that the Parties finally execute and deliver this SOW no later than Mach 9, 2008.
6. APPLICABLE DOCUMENTS
The following internal documents are applicable to the Additional Services contemplated under this SOW:

☑	Functional Requirements Specifications
N/A	Requirements Traceability Matrix
N/A	External Design
N/A	System Design
N/A	Detailed Design
N/A	Integration Test Plan
N/A	System Test Plan
N/A	Software Quality Assurance Program Report
☑	User Documentation
N/A	Software Configuration Management Plan
N/A	Standards and Metrics

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 64 (CA)		October 1, 2007
SOW:	☐No
☑Yes
7. IMPACTS ON MASTER AGREEMENT
The following portions of the Master Agreement are impacted by this SOW:

None	Master Agreement
☑	Exhibit B Functional Requirements Specification
None	Exhibit C Interoperable Interface Specification
None	Exhibit E Pricing Schedules
None	Exhibit F Project Plan and Test Schedule
None	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
None	Exhibit I Key Personnel
None	Exhibit J User Agreement Form
None	Exhibit K External Design
None	Exhibit L Infrastructure/Hardware
None	Exhibit M Software Escrow Agreement
None	Exhibit O Statement of Work Cost Principles
8. COMPENSATION
     8.1 Obligation
Upon Acceptance of the completed Additional Services under this SOW, Contractor shall be entitled to be compensated for the Additional Services described herein in the amount and on the terms and conditions described below. Such compensation shall be the obligation of each applicable User. For the purposes of and in accordance with Section 23.3 of the Master Agreement, (“Users Liability for Payments”), Additional Services, to the extent actually performed, shall be considered to be services performed prior to any effective date of termination. Accordingly, and notwithstanding any other provisions to the contrary in the Master Agreement or any exhibit attached thereto, but subject to Section 23.3 of the Master Agreement, in the event any amounts owed pursuant to this SOW remain outstanding upon any termination or expiration of the Master Agreement or this SOW, such amounts shall be immediately due and payable by the applicable User, as provided for herein.
     8.2 Pricing
The Change Order has been incorporated into the release of the NPAC/SMS Software indicated in Table 1 below, under Statements of Work in all the United States Service Areas for the price therein indicated. The Change Order has been subject to pricing in accordance with the Statements of Work listed in Table 1 below. The “Change Order Price” set forth in Table 1 refers to that portion of the “SOW Price” in the applicable SOW allocated to the identified Change Order. [* * *]

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 64 (CA)		October 1, 2007
SOW:	☐No
☑Yes
     The pricing (the “SOW Price") for Customer under this SOW shall be a non-recurring charge equal to [* * *], as set forth below in Table 1 as the “Customer Share", whereby the Canadian price will be calculated using the exchange rate published in the Key Currency Cross Rates of the Wall Street Journal on the SOW Completion Date, or, if no such rate is published on such date, on the next Business Day.

Change		Software	[* * *]	[* * *]
Order	SOW	Release	(US$)	(US$)
NANC 323	SOW 35	3.2 (currently part of Release 3.3)	$ [* * *]	$ [* * *]
Table 1
Contractor represents and warrants that the Change Order Price for the Additional Services corresponding to Change Order NANC 323 was calculated prior to the effective date of Exhibit O to the Master Agreement and was expressed as a fixed price.
For greater certainty, the pricing set forth herein shall be specific and applicable to this SOW 64(CA) only, and shall not constitute or be construed as any form of precedent or course of dealing between the Parties with respect to the method of allocation of Statement of Work costs as between customers of the Contractor, or the applicability of Exhibit O generally, and further shall not be accepted or be deemed to be accepted by the Parties as applicable to any other Statement of Work that may be entered into between the Parties.
     8.3 Payment
Contractor shall prepare invoices and bill Users the Non-Recurring Charge, as directed by Customer in an Allocation Model and in accordance with the Master Agreement and NPAC/SMS User Agreements thereunder. Contractor shall prepare invoices in accordance with the Master Agreement invoicing, which may include invoicing for charges under other Statements of Work agreed to pursuant to Article 13 of the Master Agreement, on the last day of a calendar month and shall send such invoice to each User for the amount of its User charges. Contractor shall include a summary of the charges under this SOW in the monthly billing report issued to Customer. All invoices shall be due and payable within forty-five (45) days of the date of the invoice. Late payments will be subject to a one and one-quarter percent (1.25%) interest charge per month, or, if lower, the maximum rate permitted by law.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 64 (CA)		October 1, 2007
SOW:	☐No
☑Yes
9. CONTINUING CERTIFICATION TESTING
     9.1 Group Testing
Continued Certification Testing is required as described in SOW 24 Rev. 3. This testing is to be performed as group testing by all SOA and LSMS Users as Supported Testing on the industry test bed, and shall be coordinated by an NPAC test engineer. There are no additional fees for group testing under this Section 9.1.
     9.2 Surrogate Turn-Up Testing
A User may authorize a third-party to perform TUT testing on its behalf. Such surrogate TUT Testing may be performed using SOA/LSMS hardware and software of no greater capability than the SOA/LSMS hardware and software to be used by the User on behalf of which the surrogate testing is being performed.
     9.3 Self-Certification is not Acceptable
All TUT and ITP Testing performed for the purpose of Continued Certification Testing must be performed in conjunction with Contractor dedicated test support personnel.
     9.4 Disputes
Any billing disputes shall be promptly presented to Contractor in reasonable detail, in writing. Any requests for adjustment shall not be cause for delay in payment of the undisputed balance due. User may withhold payment of any amounts which are subject to a bona fide dispute; provided it shall pay all undisputed amounts owing to Contractor that have been separately invoiced to User. If re-invoice occurs following the thirty (30) day payment schedule, then such invoice for the undisputed amount shall be paid within ten (10) business days of receipt by User. User and Contractor shall seek to resolve any such disputes expeditiously, but in any event within thirty (30) days after receipt of notice thereof. All disputed amounts ultimately paid or awarded to Contractor shall bear interest from the thirtieth (30th) day following the original invoice date.
     9.5 Taxes
Each User shall remit to or reimburse Contractor for any taxes that it is obligated to pay by law, rule or regulation or under this SOW or its respective NPAC/SMS User Agreement.
10. MISCELLANEOUS
     10.1 Counterparts

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 64 (CA)		October 1, 2007
SOW:	☐No
☑Yes
This SOW may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
     10.2 Continuation of Master Agreement and User Agreement
Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this SOW. From and after the SOW Effective Date, this SOW shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.
     10.3 Entire Agreement
This SOW sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.
[THIS SPACE INTENTIONALLY LEFT BLANK]

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 64 (CA)		October 1, 2007
SOW:	☐No
☑Yes
IN WITNESS WHEREOF, the undersigned have executed and delivered this Statement of Work:

CONTRACTOR: NeuStar, Inc.

Signature:	/s/ Michael O’Connor

Name:	Michael O’Connor

Title:	VP-Customer Relations

Date:	17 October 2007

CUSTOMER: Canadian LNP Consortium Inc.

Signature:	/s/ JR Sarrazin

Name:	JR Sarrazin

Title:	President

Date:	OCT 15/07
Payment Term (check one): ☑ Lump Sum